Funds For Institutions Series

FFI Government Fund

FFI Treasury Fund

Supplement dated February 26, 2016 to the

Prospectus and Summary Prospectuses of the Funds,
dated January 4, 2016 and the Statement of Additional Information
of the Funds, dated January 4, 2016 (as amended February 25, 2016)

On February 18, 2016, the Board of Trustees of Funds For Institutions Series on behalf of its series, FFI Government Fund and FFI Treasury Fund (each individually, a “Fund” and collectively, the “Funds”) approved a proposal to close each Fund to share purchases. Accordingly, effective at the close of business on September 1, 2016, each Fund will no longer accept purchase orders.

Shareholders may continue to redeem their Fund shares at any time.

Shareholders should retain this Supplement for future reference.

PRSAI-FFIS-G-TR-0216SUP